                      Articles of Organization                                                      Filing fee: $125
                   Limited-Liability Company
                                                 (Pursuant to NRS 86)
                                 STATE OF NEVADA
                                                   Secretary of State

(For Office Use Only                                                                                                                                                                                                                            (For Office Use Only)
IMPORTANT: Read Instructions on reverse side before completing this form.
TYPE OF PRINT (BLACK INK ONLY)

1.    Name of Limited Liability Company:         MV FUND II, LLC

2.    Resident Agent : ( designated resident agent and the STREET ADDRESS in Nevada where process may be served)

         Name of Resident Agent :    Cane & Associates, LLP

         Street Address :     2300 West Sahara Ave., Suite 500, Box 18                Las Vegas, NV                         89102
        Street No.     Street Name                           City                                              Zip
         Mailing Address (if different):___________________________________________________________________________

3.    Dissolution Date ( latest date upon which the company is to dissolve):    August 27, 2047
        4.  Management : The company shall be managed by   X    manager(s) OR_________members

                                    Names and addresses of manager(s) or members: (attach additional pages if necessary)

                          1 . Parish Medley, 48 Innis Brook Avenue, Las Vegas, NV 89113

                    2.  _______________________________________

                    3.  ____________________________________________________________

    If managed by members, members may contract debts on behalf of the company         YES         NO

5.    Other matters: This form includes the minimal statutory requirements to organize under NRS 86. Please attach any other information deemed appropriate. Number of
                 pages attached    0          .

6.    Signature of organizer(s): The name(s) and address(es) of the organizer(s) executing the articles:
          (Attach additional pages if there are more than two organizers.)

                            Michael A. Cane                                                                                                            ________________________________
                     Name (print)                                                                                        Name (print)
                            2300 West Sahara Ave., Suite 500, Box 18 Las Vegas, NV 89102                            ____________________________
                            Address                                                City/State/Zip                                          Address                                     City/State/Zip

                     /s/ Michael A. Cane                                                                         ____________________________
                            Signature                                                                     Date                                    Signature                                    Date

7.    Certificate of acceptance of appointment of resident agent: I,  Michael A. Cane  on behalf of Cane & Company, LLC, hereby accept appointment as resident agent for  MV Fund I, LLC.

          /s/ Michael A. Cane
          Signature of authorized signatory for resident agent

          Name of authorized signatory: MICHAEL A. CANE

         Date: August 27, 2003

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